Exhibit 32.2

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Azteca Acquisition Corporation (the “Company”) for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Clive Fleissig, Co-Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2011	/s/ Clive Fleissig
Clive Fleissig Co-Chief Financial Officer and Executive Vice President (Principal financial and accounting officer)